SUPPLEMENT TO PROSPECTUS

     This Supplement is filed pursuant to Rule 497 (d) with regard to Equity Investor Fund, Healthcare Trust 2001 Series A, Defined Asset Funds.

The text of the supplement to the Prospectus dated January 24, 2001 is as follows:

                        Supplement dated March 29, 2001
                    To Prospectus dated January 24, 2001, of
                              Equity Investor Fund
                              Defined Asset Funds

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The following text should be inserted at the end of the paragraph under the section "12. How have previous Healthcare Trusts performed?" in the Risk/Return
Summary:

"The performance information in this prospectus was calculated through December 31, 2000. Since then, securities markets have experienced considerable turbulence, and market prices of securities generally have declined significantly. As a result, the past performance for outstanding Portfolios shown in this prospectus has likely declined significantly. It is also possible that securities prices generally and Portfolio performance may continue to decline. More up-to-date performance information will be provided on the Sponsors' web site -- www.definedfunds.com -- and to financial professionals as it becomes available."


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